Exhibit 10.2

[FORM OF AMENDMENT NO. 5 TO INVESTOR RIGHTS AGREEMENT]

This Amendment No. 5 (this “Amendment”), effective as of the date of the Subscription Agreement (as defined below), is made to that certain Investor Rights Agreement, dated as of February 22, 2021, as amended from time to time, (the “Agreement”), by and among (i) Churchill Capital Corp IV, a Delaware corporation (“PubCo”); (ii) Ayar Third Investment Company, a single shareholder limited liability company organized under the laws of the Kingdom of Saudi Arabia (“Ayar”); (iii) each of the Persons identified on the signature pages to the Agreement or on the signature pages to a joinder to the Agreement; and (iv) Churchill Sponsor IV LLC, a Delaware limited liability company. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Agreement.

WHEREAS, in connection with the Business Combination, PubCo changed its name to “Lucid Group, Inc.”

WHEREAS, as of the date hereof, PubCo entered into that certain Subscription Agreement (the “Subscription Agreement”) with Ayar, and it is a condition to the issuance and sale of the shares of Class A Common Stock, par value $0.0001 per share (the “Common Stock”), by PubCo to Ayar pursuant to the Subscription Agreement (such shares, together with the shares of Common Stock issuable upon conversion, repurchase or redemption thereof, the “Fifth Placement Shares”) that the Agreement be amended as set forth in this Amendment;

WHEREAS, pursuant to Section 5.4(b) of the Agreement, the Agreement may be amended in whole or in part at any time with the express written consent of PubCo and the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders at such time;

WHEREAS, Ayar holds more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders as of the date hereof; and

WHEREAS, Ayar and PubCo amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all of the parties hereto mutually agree, with effect as of the date hereof, to the following:

1.	The definition of “Registrable Securities” in Section 1.1 of the Agreement is amended to read:

“Registrable Securities” means (a) any shares of Common Stock, (b) any Warrants or any shares of Common Stock issued or issuable upon the exercise thereof, (c) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case Beneficially Owned by a Holder as of immediately following the Closing, and (d) with respect to Ayar only, the Placement Shares, the Second Placement Shares, the Third Placement Shares, the Fourth Placement Shares and the Fifth Placement Shares; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (A) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been sold, transferred, disposed of or exchanged in accordance with the plan of distribution set forth in such Registration Statement, (B) such Registrable Securities shall have ceased to be outstanding, (C) such Registrable Securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction or (D)(i) the Holder thereof, together with its, his or her Permitted Transferees, Beneficially Owns less than one percent (1%) of the shares of Common Stock that are outstanding at such time and (ii) such shares of Common Stock are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 under the Securities Act as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to PubCo’s transfer agent and the affected Holder (which opinion may assume that such Holder (and any predecessor holder of such shares of Common Stock) is not, and has not been at any time during the 90 days immediately before the date of such opinion, an Affiliate of PubCo except with respect to any control determined to be established under this Investor Rights Agreement), as reasonably determined by PubCo, upon the advice of counsel to PubCo. It is understood and agreed that, for purposes of this Investor Rights Agreement, where reference is made to Registrable Securities being listed with any securities exchange or automated quotation system, such reference shall not include the Warrants, the Series A Convertible Preferred Stock, or the Series B Convertible Preferred Stock (although it shall include the shares of Common Stock issued or issuable upon the exercise or conversion thereof).

2.	A new section 3.19 is added at the end of Article III, which reads:

Section 3.19. Shelf Registration of Fifth Placement Shares.

(a)            Section 3.1 Not Applicable. Section 3.1(a) of the Investor Rights Agreement shall not apply to the Fifth Placement Shares. Prior to the Fifth Shelf Registration Deadline (as defined below), Sections 3.1(b) through 3.1(d) and 3.2 through 3.17 of the Investor Rights Agreement shall not apply to the Fifth Placement Shares.

(b)            Filing. PubCo shall use its commercially reasonable efforts to file and cause to become effective under the Securities Act no later than the end of the business day immediately after the date of filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (and in no event later than February 28, 2025 even if the Annual Report has not yet been filed as of such date) (the “Fifth Shelf Registration Deadline”) a Shelf Registration Statement (it being agreed that the Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer at the time of filing), or, if permitted, an amendment or a prospectus supplement to a Shelf Registration Statement then already filed, covering the resale on a delayed or continuous basis of all Fourth Placement Shares then issued to and Beneficially Owned by Ayar but not yet covered by a Shelf Registration Statement. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. PubCo shall also use its commercially reasonable efforts to file any replacement or additional Shelf Registration Statement and use commercially reasonable efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.19.

Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the Registrable Securities on the Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by Ayar, the Shelf Registration Statement shall register the resale of a number of shares of the Registrable Securities which is equal to the maximum number of shares as is permitted by the SEC, and, subject to the provisions of this Section 3.19(b), the Company shall continue to its use commercially reasonable efforts to register all remaining Registrable Securities as set forth in this Section 3.19(b). Notwithstanding anything herein to the contrary, if the SEC limits the Company’s ability to file, or prohibits or delays the filing of, a Shelf Registration Statement or a Subsequent Shelf Registration with respect to any or all the Registrable Securities, the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be a breach or default by the Company under this Agreement and shall not be deemed a failure by the Company to use “commercially reasonable efforts” or “reasonable efforts” as set forth above or elsewhere in this Agreement.

Sections 5.1, 5.3, 5.4, 5.5, 5.6, 5.7, 5.13 and 5.14 of the Agreement are hereby incorporated into this Amendment, mutatis mutandis. Except as modified and amended herein, all other terms and provisions of the Agreement will not be amended and will remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

LUCID GROUP, INC.

By:
	Name:	Gagan Dhingra
	Title:	Interim Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

AYAR THIRD INVESTMENT COMPANY

By:
	Name:	Turqi A. Alnowaiser
	Title:	Authorized Manager